Subsequent Events (Details) - Subsequent Event [Member] - USD ($)			1 Months Ended
	Mar. 10, 2021	Feb. 02, 2021	Jan. 31, 2021
Subsequent Events (Details) [Line Items]
Description of loan related transactions			In January 2021, the loans listed below were further amended such that the maturity date of each instrument were scheduled to be March 31, 2021: ● $85,737 under an old expired credit facility; ● $150,000 under the Second Credit Facility; ● CHF 500,000 (approximately $565,650) under the four convertible promissory notes from January 2019, each of which carried an interest rate of 10% per year; ● CHF 23,020 (approximately $26,043) under the Convertible Note with MRI, which carried an interest rate of 10% per year; ● CHF 100,000 (approximately $113,130) under the Convertible loan with a related party, which carried an interest rate of 10% per year, and ● CHF 600,000 (approximately $678,780) under the Bridge Loan, which carried an interest rate of 10% per year.
Price per unit (in Dollars)		$ 4.15
Gross proceeds (in Dollars)		$ 17,000,000
Warrant expire term		5 years
Additional common shares		722,891
Warrants common share		722,891
Purchase warrants		722,891
Net sales of milestone payments (in Dollars)	$ 4,150,000
Subsequent event description	As consideration for the license, the Company agreed to pay Novartis $250,000 upon the signing of the agreement with milestone payments due as follows: (i) $750,000 payable following the end of a Phase II meeting with the FDA, with the amount to be reduced to $375,000 if toxicology studies must be repeated; (ii) $2 million following the earlier of FDA marketing authorization of Quilience or Nolazol; (iii) 1% of any upfront and milestone payments, if any, from any sublicensees and (iv) $3 million as a one-time payment upon the Company’s product candidate reaching $250 million in cumulative sales.
Initial Public Offering [Member]
Subsequent Events (Details) [Line Items]
Closing value		4,819,277